UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

LAGO Evergreen Credit

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56728	33-1867642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Wacker Drive, Suite 3540 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 417-5246

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Fourth Amendment to LAGO Evergreen SPE, LLC’s Loan and Security Agreement

On September 24, 2026, LAGO Evergreen Credit (the “Company”) entered into the Fourth Amendment to the Loan and Security Agreement and Joinder (the “Fourth Amendment to the Loan and Security Agreement”) that amends that certain Loan and Security Agreement dated as of February 28, 2025 (as amended, the “Loan and Security Agreement”), by and among LAGO Evergreen SPE, LLC, as Borrower, the Company, as Servicer and as Originator, LAGO Asset Management, LLC, as Investment Manager, the lenders from time to time party thereto, and KeyBank National Association, as Syndication Agent and Agent.

The Fourth Amendment to the Loan and Security Agreement amends the Loan and Security Agreement to, among other things, (i) increase the available commitments of the Lenders under the Loan and Security Agreement from $125,000,000 to $175,000,000, (ii) add MUFG Bank, Ltd., as a new Lender and (iii) amend the definition of Eligible Note Receivables to include middle market loans as eligible collateral, subject to related eligibility criteria and concentration limits.

The terms of the Fourth Amendment to the Loan and Security Agreement became effective on September 24, 2026.

Borrowing under the Loan and Security Agreement remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Loan and Security Agreement. The description above is only a summary of the material provisions of the Fourth Amendment to the Loan and Security Agreement and is qualified in its entirety by reference to the copy of the Fourth Amendment to the Loan and Security Agreement that is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Fourth Amendment to the Loan and Security Agreement and Joinder, dated September 24, 2026, by and among LAGO Evergreen SPE, LLC, as Borrower, the Company, as Servicer and as Originator, LAGO Asset Management, LLC, as Investment Manager, the lenders from time to time party thereto and KeyBank National Association, as Syndication Agent and Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAGO Evergreen Credit

Date: September 29, 2026	By:	/s/ Tim Gottfried
Tim Gottfried
Chairman of the Board and Chief Executive Officer